                AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

          AMENDMENT NO. 1, dated as of October 19, 1997 (this "Agreement"), to
                                                               ---------
that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of
                                                ----------------
May 8, 1997, by and among Foundation Health Systems, Inc., a Delaware corporation ("Parent"), PHS Acquisition Corp., a Delaware corporation and a
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wholly owned subsidiary of Parent ("Merger Sub"), and Physicians Health
                                    ----------
Services, Inc., a Delaware corporation (the "Company"). All capitalized terms
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used herein and not otherwise defined shall have the meanings ascribed thereto in the Merger Agreement.

          Notwithstanding anything to the contrary contained in the Merger Agreement, Parent, Merger Sub and the Company hereby acknowledge and agree as follows:

          1. The first sentence of Section 1.2 of the Merger Agreement is hereby amended by deleting such sentence in its entirety and substituting therefor the following sentence:

     "Subject to the provisions of this Agreement, the Merger shall be consummated as promptly as practicable (and in any event within two business days) after satisfaction or, to the extent permitted hereunder, waiver of all of the conditions to each party's obligation to consummate the Merger contained in Article VI (the "First Available Effective Date"),
                                              ------------------------------
     by duly filing an appropriate certificate of merger (the "Certificate of
                                                               --------------
     Merger"), in such form as is required by, and executed in accordance with,
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     the relevant provisions of Delaware Law; provided, that in the event that
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     the First Available Effective Date occurs prior to January 6, 1998, then at the request of Parent upon notice provided pursuant to Section 8.4 hereof, the Effective Date shall occur on a business day thereafter selected by Parent no later than January 6, 1998; provided, further, that in the event,
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     pursuant to the request of Parent, the Effective Time (as defined below)
     does not occur on the First Available Effective Date, Section 3.8 of the Merger Agreement shall not be deemed to be breached as a result of any event occurring or arising after the First Available Effective Date."

          2. Section 1.8(a) of the Merger Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor the following subsection:

          "(a) Each Share issued and outstanding immediately prior to the Effective Time (other than Shares to be cancelled pursuant to Section
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        1.8(b) and Dissenting Shares (as defined in Section 2.1) shall be cancelled and extinguished and converted into the right to receive $28.25 in cash, without interest thereon (the "Merger Consideration"),
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        subject to Section 1.10"

                3. Article I of the Merger Agreement is hereby amended by inserting therein a new Section 1.10 as follows:

                "1.10 Adjustment of Merger Consideration. Notwithstanding anything to the contrary set forth in Section 1.8(a) hereof, in the event that, at or prior to the Effective Time, the Company obtains each of the waivers and amendments described on Schedule 6.1 (in a form or forms reasonably satisfactory to Parent), then the Merger Consideration shall be increased by an amount equal to $1.00 to a total of $29.25."

                4. Section 6.1(b) of the Merger Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor the following subsection:

                "(b) Intentionally Omitted:"

                5. Section 7.1(b) of the Merger Agreement is hereby amended by (i) deleting each reference to the date "December 31, 1997" and substituting therefor the date "March 31, 1998" and (ii) deleting the language in clause (i) following the first appearance of the phrase "set forth in Section 1.4"

                6. Except as provided for in this Agreement, the Merger Agreement shall remain in full force and effect in accordance with its terms.

                7. This Agreement will be effective immediately and only after obtaining the prior written consent of Greater Bridgeport Individual Practice Association, Inc. (the "Stockholder") pursuant to the terms of that
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certain Voting Trust Agreement, dated as of May 8, 1997 (the "Voting Trust
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Agreement"), by and among the Stockholder, the Company and the Voting Trustee
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(as defined in the Voting Trust Agreement).



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


                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                             PHYSICIANS HEALTH SERVICES, INC.



                                             By: /s/ James L. Elrod, Jr.
                                                --------------------------------
                                             Name:  James L. Elrod, Jr.
                                             Title: Executive Vice President


                                             FOUNDATION HEALTH SYSTEMS, INC.


                                             By:  /s/ Jay M. Gellert
                                                --------------------------------
                                             Name:  Jay M. Gellert
                                             Title: President and Chief
                                                     Operating Officer

                                             PHS ACQUISITION CORP.


                                             By:  /s/ B. Curtis Westen
                                                --------------------------------
                                             Name:  B. Curtis Westen
                                             Title: Vice President and Secretary

The undersigned hereby confirms its prior consent to the forgoing Amendment No. 1 in accordance with Section
7(b) of the Voting Trust Agreement, dated as of May 8,
1997, by and amoung the undersigned, the Company and American Stock Transfer & Trust Company, as Voting
Trustee.

Dated:  October 22, 1997

GREATER BRIDGEPORT INDIVIDUAL PRACTICE
    ASSOCIATION, INC.

By:  /s/ Joshua Twersky
   --------------------------
Name:  Joshua Twersky, M.D.
Title: Chairman